Exhibit 10.50

Loans Bank Credit Note – Working Capital	No. 4.231.432

We will pay for this Bank Credit Note, which with undersign, in Brazilian currency, to Banco Bradesco S.A., qualified below, hereinafter simply referred to as Creditor, or to whom it may designate, the net quantity, certain and demandable, mentioned in Table II – Characteristics of the Operation, at the location indicated, with the addition of the charges as set forth therein, with strict compliance with the expirations and other conditions set forth in Table IV - Conditions of the Operation, below

1 – Data of the Creditor
Name Banco Bradesco S.A.				CNPJ [Corporate Taxpayer’s Registry]
Address – Seat Cidade de Deus		City Osasco	State SP
2 – Data of Issuer
Name CIMCORP COM. INTERNACIONAL E INF. S/A				CNPJ/MF
Address (Street/Av.) AV. MORUMBI		Number 6901		Complement
District MORUMBI		City SÃO PAULO		State SP-	Zip Code 05650-002
Code	Digit	Branch AG. EMPRESAS LAPA		Current Account	Digit
3 – Data of Guarantors
3.1- Name CIMCORP INC				CPF/CNPJ
ID No.		Profession	Civil Status	Nationality
Address (Street/Av.) AV. MORUMBI		Number 6901		Complement
District MORUMBI		City SÃO PAULO		State SP	Zip Code 05650-002
3.2 - Name		Zip code		CPF/CNPJ [Individual/Corporate Taxpayer’s Registry]
ID No.		Profession	Civil Status	Nationality
Address (Street/Av.)		Number		Complement
District		City		State	Zip Code
3.3 - Name				CPF/CNPJ
ID Name		Profession	Civil Status	Nationality
Address (Street/Av.)		Number		Complement
District		City		State	Zip code

Loans Bank Credit Note – Working Capital	No. 4.231.432

3.4 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District		City	State	Zip code
3.5 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District		City	State	Zip code
3.6 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District		City	State	Zip code
3.7 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District		City	State	Zip code
3.8 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District		City	State	Zip code

Loans Bank Credit Note – Working Capital	No. 4.231.432

4 – Data of the Third Parties \ Guarantors (Collaterals)
4.1 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District	City		State	Zip code
4.2 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District	City		State	Zip code
4.3 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District	City		State	Zip code
4.4 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District	City		State	Zip code
4.5 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District	City		State	Zip code
4.6 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District	City		State	Zip code

Loans Bank Credit Note – Working Capital	No. 4.231.432

4.7 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District	City		State	Zip code
4.8 - Name			CPF/CNPJ
ID Number	Profession	Civil Status	Nationality
Address (Street/Av.)		Number	Complement
District	City		State	Zip code

Characteristics of the Operation
1	Value Released/Requested 12.000.000,00	2		Term of the Operation 48 MESES	Prefixed charges
					3.1 – Effective Interest Rate XX % per month	3.2 – Effective Interests Rate XX % a.a.
4	Post-fixed charges
	4.1 – Readjustment Parameter CDI	4.2 – Parameter percentage 100%		4.3 – Fluctuation Percentage DAILY		4.4 – Interests Rate 0.55 % per month	4.5 – Interests Rate 6.80 % a.a.
Issuer declares option to the system of: [ ] Pre-fixation [X] Post-fixation			5	Capitalization Frequency Daily	6	Value of the IOF [Tax on Financial Operations] 208,114.89
					7	Value of the rates 200.00
8	Quantity of Installments 48	9	Value of the installments - R$		10	Payment frequency of the Installments MONTHLY
11	Arrears Charges See Clause 4 of the Table IV		12	Expiration of the First Installment December 29, 2010	13	Expiration of the last installment November 28, 2014
14	Payment Site SÃO PAULO

Loans Bank Credit Note – Working Capital	No. 4.231.432

15 – Payment of the financed value
No.	Expiration Date	Value	No.	Expiration Date	Value	No.	Expiration Date	Value
1	12/29/2010	254.335.72	2	31/01/2011	254,335.72	3	01/03/2011	254,335.72
4	03/29/2011	254,335.72	5	04/29/2011	254,335.72	6	05/30/2011	254,335.72
7	06/29/2011	254,335.72	8	07/29/2011	254,335.72	9	08/29/2011	254,335.72
10	09/29/2011	254,335.72	U	10/31/2011	254,335.72	12	11/29/2011	254,335.72
13	12/29/2011	254,335.72	14	01/30/2012	254,335.72	15	02/29/2012	254,335.72
16	03/29/2012	254,335.72	17	04/30/2012	254,335.72	18	05/29/2012	254,335.72
19	06/29/2012	254,335.72	20	07/30/2012	254,335.72	21	08/29/2012	254,335.72
22	10/01/2012	254,335.72	23	10/29/2012	254,335.72	24	11/29/2012	254,335.72
25	12/31/2012	254,335.72	26	01/29/2013	254,335.72	27	03/01/2013	254,335.72
28	04/01/2013	254,335.72	29	04/29/2013	254,335.72	30	05/29/2013	254,335.72
31	07/01/2013	254.335.72	32	07/29/2013	254,335.72	33	08/29/2013	254,335.72
34	09/30/2013	254,335.72	35	10/29/2013	254,335.72	36	11/29/2013	254,335.72
37	12/30/2013	254,335.72	38	01/29/2014	254,335.72	39	03/05/2014,	254,335.72
40	03/31/2014	254,335.72	41	04/29/2014	254,335.72	•42,	05/29/2014	254,335.72
43	06/30/2014	254,335.72	44	07/29/2014	254,335.72	45	08/29/2014	254,335.72
46	09/29/2014	254,335.72	47	10/29/2014	254,335.72	48	11/28/2014	254,336.05

16
Collaterals (Description)
156% FIDUCIARY SALE OF RECEIVABLES OF THE COMPANY SEPLAG RELATED TO THE INFRASTRUCTURE SERVICES AGREEMENT FOR HIGH PERFORMANCE LOCAL IP TELEPHONE AND DATA NETWORK TO CAMG – ADMINISTRATIVE CITY OF MINAS GERAIS – SIMPLE DOMICILE – CREDITED TO THE BRANCH 3394 CURRENT ACCOUNT: 1373-0.
100% GUARANTEE

16.1	Value of the collaterals 18,720,000.00
16.2	Trustee					16.3		CPF/MF
16.4	Location where the goods object of the guarantee are found
16.5	Percentage of the collaterals with respect to the principal 156%				16.6	Bound Account (Branch and Number) Branch 3394 Current account: 1.373-0r
16.7	CND [Clearance Certificate] from the INSS [National Institute of Social Security] No.		Valid through		16.8	CQTF [Federal Taxes Payment Certificate] No.		Valid through
III – Other Data of this Note				- .
1	Number of Copies 3		2	Place and Date of Issuance: SÃO PAULO, November 29, 2010.

Loans Bank Credit Note – Working Capital	No. 4.231.432

IV - Conditions of the Operation

1 – Release of the Credit and Amortization

1.1 – The value mentioned in Table II-1 deducted from the expenses set forth in Tables II-6 and II-7, was entered at credit to the Current Account of the Issuer, set forth in Table 1-2.

1.2 - Issuer undertakes to pay the amount set forth in Table II-1 in the quantity of installments set forth on Quadra II-8.

1.2.1 – If Issuer opted for the system of pre-fixation of compensatory charges, pursuant to Table II-3, the value of each of the installments shall be the one set forth in Table II-9, expiring the first installment on the date set forth in Table II-12 and the others always on the same day of the following months or according to the values and expirations set forth in Table II-15.

1.2.2 – If Issuer’s option is for the system of post-fixation of compensatory charges, pursuant to Table II-4, the value of each of the installments shall be assessed on the dates of the respective expirations pursuant to clause 2.2 below, expiring the first installment on the date set forth in Table 11-12 and the others whenever on the same day of the following months or according to the values and expirations set forth in Table II-15, with the addition of the parameter set forth in Table II -4.1.

1.3 – In the case of operations with prefixed rate, Issuer may settle, in whole or in part, the credit operation, event in which, to micro-companies and small-sized companies, the calculation of the value present on the installments object of the settlement will observe the following discount rates:

1.3.1 – Agreement with a remaining term of up to 12 months: the discount rate shall be equal to the interests rate agreed herein;

1.3.2- Agreement with a remaining term superior to 12 months:

1.3.2.1 – If there is the total or partial liquidation requested within the term of up to seven (7) days as of the execution of the agreement, the discount rate shall be equal to the interests rate agreed herein;

1.3.2.2 – In the event of the payment, in whole or in part, after the lapse of the term set forth in item 1.3.2.1, the discount rate shall be equivalent to the difference between the interests rate agreed herein and the Selic rate assessed on the date of the contract, adding to this difference the Selic rate in force on the date of the request of the advanced payment.

Sole Paragraph – In the events in which the expenses associated to the contracts carried out by means of this instrument were also the object of financing, which shall also integrate the credit operation contracted for the assessment of the current value.

Loans Bank Credit Note – Working Capital	No. 4.231.432

2 – Compensatory Charges

2.1 – If the Issuer opted for the for the system of pre-fixation of compensatory charges, the value of each of the installments was calculated based on the interests rates set forth in Tables II-3.1 and II-3.2, that were applied in a capitalized manner (charge of interests over the capital with the addition of the accumulated interests in the previous period), in the frequency established in Table II-5, based on the business year with 360 days.

2.2 – If the Issuer opted for the system of post-fixation of compensatory charges, it is agreed that the value of each of the installments shall be assessed on the dates of the respective expirations, including if charged on holydays, based on the parameter set forth in Table II-4.1, in the frequency set forth in Table II 4.3, with the addition of the interests to the rates set forth in Tables II-4.4 and II-4.5, based on the business year with 360 days. The interests set forth in the Tables II-4.4 and II-4.5 shall be capitalized (collection of interests over capital with the addition of the accumulated interests in the previous period) in the frequency set forth in Table II.5.

2.2.1 – If the percentage set forth in Table II-4.2 is superior to one hundred per cent (100%) of the parameter set forth in Table II-4.1, the collection of the compensatory charges shall be limited to the rate resulting from the application of this percentage over the parameter indicated, in the frequency set forth in Table II.4.3, to be charged over the value of each installment.

2.3 - Issuer declares, for all legal purposes, to be clearly aware that Creditor made available, to freely exercise the option, the systems of pre and post-fixation of compensatory charges. Therefore, acknowledges that, when doing so, considered as present determined advantages that were provided in the option selected. Thus, regardless of the fact that may hinder the application of the post-fixed rate contracted, Creditor is hereby instructed to apply the minimum compensatory interests rate practiced in the loan operations/ Working capital type, defined in Operational Circular intern and made available at the Creditor’s Branches, which shall be charged over the amount loaned, throughout the period in which the obstacle/hindrance remains that hinders the application of said parameter, which rate the Issuer, the Guarantor(s) and the Guarantor Third Party(ies) hereby agree to its application.

3- Expenses

3.1 – In addition to the compensatory charges set forth in Tables II-3 or II-4, Issuer, pursuant to the Legislation in force, may pay, at sight or in installments, the value of the IOF (Tax on Financial Operations) set forth in Table II-6 and, when owed, of the fees set forth in Table II-7, based on the Released / Requested value in Table II-1.

3-2 – In the event of amendment to this Note, Issuer shall pay, by amendment, the Amendment Fee set forth in the Table of Creditor’s Fees according to the value in force at the time of the respective amendment.

4 – Arrears Charges:

4.1 – The default by Issuer shall result in the default with the debt, regardless of judicial or extrajudicial notice and, in this case, the charges of the debt shall be demandable as follows:

a) Compensatory charges calculated up to the expiration date, as determined in clauses 2 and followings of this Note;

b) Arrears charges, for the period lapsing from the date of the default or arrears up to the effective payment of the debt, to be comprised as follows;

b.l) for as long as the default lasts, the compensatory rate set forth in this Note shall be replaced by the Compensatory Rate - Operations in Delay, in force at the time, published at Creditor’s website at www.bradesco.com.br and on the Table of Fees affixed to Creditor’s branches;

b.2) arrears interests of one per cent (1%) per month, or fraction, charged over the principal with the addition of the charges set forth in the previous items;

b.3) fine of two per cent (2%) over the total owed and;

b.4) expenses with collection, save for the same right on behalf of the Issuer, including extrajudicial attorney’s fees of ten per cent (10%) over the value of the debt balance.

Sole Paragraph: In the event of arrears or default, Creditor may enforce the guarantees granted.

Loans Bank Credit Note – Working Capital	No. 4.231.432

5- Direct Debit

b) - Creditor is instructed, irrevocably and unconditionally, to debit from the current Account set forth in Table I-2, held by the Issuer, the values related to the installments owed for this operation, with the addition of the respective charges, including to debit the values resultant from the arrears, IOF, fees and other expenses set forth herein or in the Table of Fees attached to Creditor’s Branches, when required.

b) - Issuer undertakes to keep, in said Current Account, balances available to bear with the debits hereby authorized. In the event there is no sufficient balance in said account to settle all expenses set forth in this clause, Creditor is, pursuant to article 368 and followings of the Brazilian Civil Code, instructed irrevocably and unconditionally, both by Issuer as well as by its Guarantor(s), to debit the respective values in any other deposit or investment account, held by them with Creditor.

6- Guarantees

b) – Are included in this Note the people set forth in Table 1-3 as guarantor(s) of Issuer, being jointly and fully liable with it for all obligations assumed herein, consenting, further, expressly, with what is agreed herein.

b) – Without prejudice to personal guarantee set forth in the previous item and for a better guarantee of the obligations set forth in this Note, are constituted, further, herein, by Issuer for the Third Party(ies) Guarantor(s), the collaterals set forth in Table 11-16, applying, when applicable, the provisions related thereto, set forth in the following items:

I – Pledge of Credit Deeds – It is provided, in revolving system, pursuant to the procedures set forth in letters "d", "e" and "f" below, binding the Issuer and/or the Third Party(ies) Guarantor(s), hereby, to deliver to Creditor trade notes of its respective issuances, all payable endorsed on behalf of Creditor, resultant from credit sales, payable in any place where Creditor holds a Branch, for the lump sum set forth in Table II-16.1.

a) Creditor may, at its option, accept or not trade notes offered in pledge, whether in function of registration criteria, of term, or of any others, at its exclusive option;

b) Creditor is instructed to debit from the Current Account of Issuer the collection fee per deed, which is found on the Table of Fees attached to Creditor’s Branches;

c) Issuer and/or the Third Party(ies) Guarantor(s) deliver to Creditor, hereby, the initial lot of trade notes, that are listed in a voucher duly signed. The other deeds shall be delivered at all times accompanied by vouchers, which shall be signed, without prejudice to the other provisions set forth in this clause. The vouchers are considered attached to this Note for all legal purposes.

d) To the extent in which the trade notes become payable and duly paid, the respective credits, pledged herein shall be accounted for on the account bound set forth in Table II-16.6, held by Issuer and/or other Third Party(ies) Guarantor(s) kept with Creditor.

e) Issuer and/or Third Party(ies) Guarantor(s) shall replace any trade notes expired or payable, unpaid or not considered of certain liquidation at the option of Creditor;

f) Replacement means the delivery of new trade notes in pledge.

g) Issuer and/or the Third Party(ies) Guarantor(s) undertake to inform the respective drawees of the endorsement on behalf of Creditor, informing them that the trade notes shall only be paid to it, Creditor, or to its agent. It is, thus, established that in no event Issuer and/or the Third Party(ies) Guarantor(s) may receive the values arising out of the trade notes pledged directly from the drawees.

h) Up to the full settlement of Issuer’s debt, Creditor will exercise upon the trade notes pledged to it all rights set forth in the legislation in force, with special powers to transact, take them to protest, promote the judicial collection to whom is entitled to it, enforce or dispose for the price considered fit by it, conveying the same by endorsement, assignment or as it thinks fit, with broad powers to sign any terms required to the performance of the aforementioned transfer, receive and provide settlement, Issuer bearing with all expenses resultant from the exercise of such rights.

i) Creditor, at its exclusive option, may transfer the resources arising out of the liquidation of the deeds pledged, credited to the bound account, set forth in Table II-16.6, to the Current Account set forth in Table 1-2, whenever Issuer is up to date with respect to its obligations, keeping in pledge the percentage set forth in Table II-16.5. Without prejudice thereto, Creditor may, further, transfer and apply the resources arising out of the payment of the credit deeds pledged, credited to the bound account set forth in Table II- 16.6, for the purposes of partial or total amortization of the debt balance of the operation represented by this Note. It is, hereby, established that while pending any liability of Issuer before Creditor, as a result of this Note, even if not yet payable, Creditor may withhold all credits paid to the account set forth in Table II-16.6, including for compensation purposes.

Loans Bank Credit Note – Working Capital	No. 4.231.432

j) When related to pledge of cheques safeguarded by Creditor, the deeds pledged shall be described and characterized in an attached list, to be considered an integral part to this Note for all legal purposes.

k) The cheques pledged shall be kept under Custody with Creditor throughout the term of this Note.

1) It shall be applicable the provisions set forth above, provided that compatible, into other kinds of credit deeds, offered in pledge by Issuer or by the Third Party(ies) Guarantor(s) to Creditor.

II - Pledge of Credit Rights- Issuer and/or the Third Party(ies) Guarantor(s) grant to Creditor, in pledge, the credit rights over which they are the holders or will be holders represented by: (I) trade notes in writing, issued by them in face of third parties, resulting from credit sales, payable in locations where Creditor has Branches; and/or (II) credit rights, present, future, resultant from services and/or supply agreements/contracts and/or (III) credit rights represented by Payment Orders ("ORPAG'S"). The objects of this guarantee or of the documents of origin, if the case may be, are described and characterized in Table II-16 and the respective credits, pledged herein, when settled, shall be accounted for at the account set forth in Table II-l6-6 (Bound Account) held by Issuer and/or by the Third Party(ies) Guarantor(s) with Creditor.

a) Issuer and/or the Third Party(ies) Guarantor(s) declare to have the credit rights pledged hereby free and clear of any burdens, debts, doubts, encumbrances or guarantees.

b) Creditor, at its sole option, may transfer the resources arising out of the liquidation of the credit rights, credited to the bound account, set forth in Table II-16, to the Current Account set forth in Table 1-2, whenever the Issuer is up to date with its obligations with, in pledge, the percentage set forth in Table II-16.5. Without prejudice thereto, Creditor may, further, transfer and invest the resources arising out of the liquidation of the credit rights pledged herein, credited at the bound account set forth in Table II-16-6, for the purposes of partial or total amortization of the debit balance of the operation represented by this Note. It is hereby established that while pending any obligation of the Issuer with Creditor, as a result of this Note, even if not expired, Creditor may withhold the credits settled to the account set forth in Table II-16.6, including for the purposes of compensation.

c) Issuer and/or the Third Party(ies) Guarantor(s) may not movement the resources related to the payment of the credit rights pledged hereby, credited to the bound account set forth in Table II-16.6, while any obligation arising out of this Note is not fully complied with.

d) The pledge constituted hereby includes all credit rights, present and future, as set forth in Table 11-16, including its accessories and other advantages, Issuer and/or the Third Party(ies) Guarantor(s) being responsible for the existence, legitimacy and legality of such credits, undertaking, further, to keep them under pledge system before Creditor throughout the term of this Note up to the final and full settlement of all obligations assumed hereby, in the volume corresponding to the percentage set forth in Table II-16.5.

e) Issuer and/or the Third Party(ies) Guarantor(s) are responsible, under the penalties of law, for the existence, legality and legitimacy of the credit rights pledged herein, declaring that the same were not assigned or granted by them in another guarantee or were the object o another negotiation, having no third party’s rights or any agreement that may give place to the argument of compensation or other form of extinction or reduction of the values of the credit rights pledged hereby;

f) The person set forth in Table II-16.2, enrolled with the CPF/MF set forth in Table II-16.3, for free, assumes the office of trustee for all invoices, agreements and other documents representing or that are resultant from the credit rights pledged hereby, with the responsibilities imposed by the civil legislation applicable to the kind;

g) Issuer and/or the Third Party(ies) Guarantor(s) undertake to notify the debtors of the credit rights pledged hereby with respect to the pledge set forth herein on behalf of the Creditor, so that the same perform the proper payments to the Creditor. It is, thus, established that in no event Issuer and/or the Third Party(ies) Guarantor(s) may receive the values arising out of the credit rights pledged directly from drawees.

h) Creditor is hereby instructed to debit from the Current Account of Issuer the collection fee for credit right, which is found on the Table of Fees attached to Creditor’s Branches.

i) With respect to a Pledge of Credit Rights arising out of agreements/contracts, pursuant to Table 11-16, Issuer and/or the Third Party(ies) Guarantor(s) undertake, under the penalty of advance expiration of the operation represented by this Note, not to end the contractual relationship set forth with the debtor of the credit rights arising out thereof, pledged hereby on behalf of the Creditor, up to the total compliance with this Note.

Loans Bank Credit Note – Working Capital	No. 4.231.432

j) In the case of credit rights resultant from the marketing of products and services by means of Credit Card, the guarantee will include all credit rights resultant from receivables of credit cards pursuant to the description of item 11-16, is so expressed, regardless of those acquiring card with which the Issuer keeps or may keep a relationship.

j.l) The acquirer of cards are considered all companies providing relationship operational and managerial services with business premises qualified to accept credit or debit cards, as well as monitoring, collection, processing and settlement services of transactions carried out by means of the credit/debit cards.

III – Pledge of Chattel – Issuer and/or the Third Party(ies) Guarantor(s) provide Creditor, in pledge, all assets described in Table 11-16 or listed in a document attached to this Note, which are located in the place set forth in Table II-16.4.

a)
The person set forth in Table II-16.2, enrolled with the CPF/MF set forth in Table II-16.3, for free, becomes the holder/owner of the assets (s) pledged as trustee, assuming, thus, all legal obligations and burdens inherent to said office, being consequently liable for the safeguard and preservation, as well as deliver the pledged assets exclusively to the Creditor to which it may determine,

b)	Above all, the pledge is governed by what is set forth in the Brazilian Civil Code.

IV - Fiduciary Disposal of Chattel – Issuer and/or the Third Party(ies) Guarantor(s), up to the total compliance with all obligations assumed herein, transfer to Creditor, under the terms of the legislation in force, the fiduciary property of the asset(s) described in Table II-16 or listed in a document attached to this Note, duly executed by the parties, declaring the Issuer and/or o(s) Third Party(ies) Guarantor(s), under the penalties of the law that the good(s) granted hereby in fiduciary property have the value of sale not inferior to the one set forth in Table II-16.1.

a)
Hereinafter, the person set forth in Table II-16.2, enrolled with the CPF/MF set forth in Table 11-16.3, for free, becomes the holder/owner of the asset(s) fiduciarily disposed off as trustee, assuming, thus, all legal obligations and burdens inherent to said office, attributing, further: (I) not removing the asset(s) fiduciarily disposed off from the location set forth in Table II-16.4, without the previous and express consent of Creditor; (II) keep the asset(s) disposed off fiduciarily in perfect preservation, use and working conditions; (III) ensure to Creditor all inspections and examinations that it, at its option, whishes to perform the asset(s) fiduciarily disposed off; and (IV) deliver the asset(s) fiduciarily disposed off so that the Creditor promotes the public sale, if in arrears or default from Issuer;

b)
Issuer and/or the Third Party(ies) Guarantor(s) shall replace the asset(s) fiduciarily transferred to Creditor in the event of deterioration, loss, damage, loss of value or misappropriation, under the penalty of advance termination of this Note.

c)
Issuer and/or the Third Party(ies) Guarantor(s) shall keep the asset(s) fiduciarily disposed off, owed and completely insured, with a first line insurance company, of acknowledged good standing and accepted by Creditor, against fire risks and physical damages, for a value not inferior to the one set forth in Table II-16.1, and Creditor shall be the beneficiary in the respective policy. All costs of said insurance shall be exclusively borne by Issuer and/or by Third Party(ies) Guarantor(s), being certain that the debt represented by this Note shall be considered expired in the event of the insurance, for any reason, is cancelled within the term of this operation.

V – Fiduciary assignment of Credit Deeds and/or Rights – Issued and/or the Third Party(ies) Guarantor(s), in order to guarantee compliance with the main and accessory obligations arising out of this Note, transfer to Creditor, the credit deeds and/or the rights from which they are or may be the holder(s), described and characterized in Table 11-16 or in an attached list.

a) Issuer and/or the Third Party(ies) Guarantor(s) shall be responsible, under the penalties of law, for the existence and legitimacy of the credit deeds and/or rights assigned herein, declaring, further, that the same were not the object of another guarantee and/or negotiation, without any third party’s right or any agreement that may give place to the argument of compensation and/or other form of extinction or reduction of values.

b) Issuer and/or the Third Party(ies) Guarantor(s) undertakes to keep the credit deeds and/or rights fiduciarily assigned herein, in an amount of at least equal to the percentage specified in Table II-16.5, charged over the debt balance up to date of the operation set forth in this Note.

c) If verified, at any time, throughout the term of this instrument, that the amount of the guarantee granted is in a level inferior to what is set forth in Table 11-16.5, Issuer and/or the Third Party(ies) Guarantor(s) undertake to reinforce the guarantee constituted herein, promptly after notice of Creditor for this purpose, under the penalty if not done so being considered terminated in advance the debt represented by this Note.

d) As a result of the Fiduciary Assignment constituted hereby, Issuer and/or the Third Party(ies) Guarantor(s) undertake to keep its bank domicile(s) at Creditor, so that the credit deeds and/or rights assigned hereby are settled in a sole and exclusive manner at the bound account set forth in Table II-16.6, Issuer and/or the Third Party(ies) Guarantor(s) undertaking, further, irrevocably and unconditionally, to keep this condition, until settled all obligations arising out of this Note.

e) Creditor may use the existing resources at the bound account set forth in Table II-16.6, related to the settlement of the credit deeds and/or rights assigned hereby, for the purposes of or settlement of the debt balance of the operation represented by this Note.

Loans Bank Credit Note – Working Capital	No. 4.231.432

f) It is hereby certain and understood that Creditor may apply the right set forth in item above, regarding each of the installments owed or directly over the debt balance, keeping in full force and effect the guarantee constituted hereby up to the final settlement of all obligations.

g) If the resources existing in the bound account are not sufficient, Issuer and/or the Third Party(ies) Guarantor(s) and/or the Guarantor(s) shall remain jointly responsible for the payment of the remaining.

h) Issuer and/or the Third Party(ies) Guarantor(s) shall hold the product of the collection of the credit deeds and/or of the rights fiduciarily assigned hereby, not being consumed in the amortization and/or settlement of the debt represented by this Note, including the principal, arrears charges and other accessories, as well as other collection/administration expenses.

i) Creditor may consider this Note promptly terminated, causing the debt agreed upon herein demandable and the encumbrance agreed enforceable, in the following events, in addition to those set forth in law: (I) if terminated the agreement(s) giving rise to the rights assigned hereby; (II) if Issuer and/or the Third Party(ies) Guarantor(s) enter into other agreements or constitutes any burdens, debts, encumbrances or guarantees that, in any way, are charged or may be charged over the credit deeds and/or rights fiduciarily assigned hereby, on behalf of third parties, without the previous and express consent of Creditor; (III) if Issuer and/or the Third Party(ies) Guarantor(s) do not reinforce or replace the guarantee set forth in this item, in the event of reduction of the amount thereof at a level inferior to the percentage set forth in Table 16.5, and the credit deeds and/or rights offered in reinforcement or replacement shall be accepted by the Creditor, at its exclusive option.

j) Issuer and/or the Third Party(ies) Guarantor(s) undertake to notify the debtors of the credit deeds or of the rights assigned hereby regarding the Fiduciary Assignment carried out hereby.

k) The person set forth in Table II-16.2, enrolled with the CPF/MF set forth in Table 11-16.3, assumes, freely, the office of trustee of all invoices, statements, agreements and other documents related to the credit deeds and to the rights fiduciarily assigned hereby, undertaking to the same to the Creditor within forty eight (48) hours, when requested by it.

l) In the event of arrears or default or the advanced termination of this Note, Creditor may enforce the guarantee constituted hereby, using the product of the Fiduciary Assignment to amortize or settle the outstanding debt balance;

m) In the case of credit rights arising out of the marketing of products and services by means of Credit Card, the guarantee will include all credit rights resultant from receivables from credit cards as described in item II-16, if so expressed, regardless of the acquire of cards with which Issuer keeps or may keep a relationship.

n) The acquirer of cards are considered all companies providing relationship operational and managerial services with business premises qualified to accept credit or debit cards, as well as monitoring, collection, processing and settlement services of transactions carried out by means of the credit/debit cards.

o) Issuer, hereby, irrevocably and unconditionally, nominates Creditor as its attorney-in-fact so that in the event of transfer of the credits arising out of Credit Card receivables to another acquirer, may, on behalf of Issuer, require that this new acquirer keeps the direction of such credits to the bound account set forth in Table II-16.6, held with the Creditor, under the penalty of advanced expiration of this credit operation.

6.3- The collaterals that may be specified in separate documents, become an integral and inseparable part to this deed, for all legal purposes.

6.4. – The constitution of more then one collateral, of identical nature or not, shall not result in loss to any of them or those previously constituted.

6.5 – It is authorized the enrollments, registrations, records or the practice of any other act before the registries services and other proper departments, required to the constitution or efficacy of the guarantees offered by Issuer or by Third Party(ies) Guarantor(s), which shall bear with all expenses arising out and, further, the parties undertake to sign any and all document that may be required for the purposes defined in this clause.

7 – Advanced expiration

7.1 - Creditor is entitled to consider as advanced expired this Note and promptly demandable of the payment of the outstanding debt balance, assessed pursuant to the law; regardless of notice, making it enforceable the collaterals and people granted, in the following events, in addition to those set forth in law:

a) If Issuer, and/or the Third Party(ies) Guarantor(s) and/or o(s) Guarantor(s) are in default with any of its obligations;

b) If Issuer, and/or the Third Party(ies) Guarantor(s) and/or o(s) Guarantor(s) incur in a legitimate protest of deed(s); if Issuer applied for its judicial recovery; in the event of application for its bankruptcy or in the event it is verified any other event indicating the change of the economic-financial status of Issuer;

c) If filed any judicial, extrajudicial or administrative measure, that may affect the guarantees or the credit rights, of Creditor;

d) If Issuer fails to replace any of the Guarantors that may be under any of the situations described above;

e) In the event of change or transfer, at any title, of the shareholding control or of the ownership of the company’s quotas of Issuer, as well as in the case of its incorporation, spin-off, merger or reorganization.

Loans Bank Credit Note – Working Capital	No. 4.231.432

8 – Other Conditions

8.1 – The tolerance does not imply in a waiver, forgiveness, novation or change of the debt or of the conditions set forth herein and the payment of the principal, even without exceptions, does not constitute the settlement of the charges. Thus, any practice other than the one set forth herein, even if repeated, may not be interpreted as a contractual novation.

8.2 – In the event of noncompliance with any obligation or delay in the payment, Creditor is authorized to inform the fact to SERASA, to the SPC (Credit Protection Service), as well as to any other credit protection body.

8.3 – To the guarantees set forth in items III and IV of clause 6 supra, Issuer and/or the Third Party(ies) Guarantor(s) submitted the Clearance Certificate - CND of the INSS with the number and validity date set forth in Table 11-16.7, as well as the Federal Taxes Payment Certificate - CQTF with number and validity date set forth in Table II-16.8.

8.4 – This Note is issued with a number of copies set forth in Table III-1, and only the first one of them (Creditor’s copy) is negotiable.
8.5 – This Note may only be changed by means of amendment properly signed by both parties.

9- Creditor, hereby, informs Issuer that

a) this credit operation shall be registered at the Credits Information System (SCR) managed by the Central Bank of Brazil (BACEN);

b) SCR has the purposes of: (I) providing information to BACEN for the purposes of supervision of credit risk to which are exposed the financial institutions and (II) provide the interchange, between the institutions obliged to provide information to the SCR, of the information related to debits and responsibilities of clients of credit operation, with the purpose of providing credit and business decisions;

c) Issuer may have access to the dados set forth on its behalf in SCR, by means of the Public Services Central of BACEN;

d) the manifestations of disagreement with respect to the information set forth in the SCR and the requests of corrections, exclusions and registries of judicial measures in the SCR shall be directed to the Creditor, by means of written and based requirement of Issuer, along with the respective judicial decision, when the case may be;

e) the consultation regarding any information set forth in the SCR shall be subject to previous authorization from the Issuer.

10- It is hereby elected the jurisdiction of the District Court of the domicile of the Issuer.

We hereby declare for the due purposes that all clauses and conditions of this Bank Credit Note were previously discussed, faithfully representing the legal business in question.

Loans Bank Credit Note – Working Capital	No. 4.231.432

[illegible signature]
Issuer
CIMCORP COM INTERNACIONAL E INF. S/A

Guarantor(s)

[illegible signature] Name: CIMCORP INC CNPJ/CPF/MF:	Name: CNPJ/CPF/MF:
Name: CNPJ/CPF/MF:	Name: CNPJ/CPF/MF:
Name: CNPJ/CPF/MF:	Name: CNPJ/CPF/MF:
Name: CNPJ/CPF/MF:	Name: CNPJ/CPF/MF:

Authorizing Spouses

Name: CPF/MF:	Name: CPF/MF:
Name: CPF/MF:	Name: CPF/MF:
Name: CPF/MF:	Name: CPF/MF:
Name: CPF/MF:	Name: CPF/MF:

Third Party(ies) Guarantor(s)
Name: CNPJ/CPF/MF:	Name: CNPJ/CPF/MF:
Name: CNPJ/CPF/MF:	Name: CNPJ/CPF/MF:
Name: CNPJ/CPF/MF:	Name: CNPJ/CPF/MF:
Name: CNPJ/CPF/MF:	Name: CNPJ/CPF/MF:

Trustee

Name: CPF/MF:

Fone Fácil Bradesco - 4002 0022 / 0800 570 0022 *
Consultation to balance, statement and financial transactions. 24 hour, 7 days a week.
* Consult the other telephone numbers at bradesco.com.br or at Bradesco Branches.

Costumer Service - Alô Bradesco - 0800 704 8383
For People with Hearing Disability or Speech Impediment - 0800 722 0099
24 hours,7 days a week.
Ombudsmen - 0800 727 9933
From Monday through Friday from 08:00 a.m. to 06:00 p.m., except holydays.